Inventories	12 Months Ended
Dec. 31, 2018
Inventories
Inventories

14. INVENTORIES

($ millions)	December 31 2018	December 31 2017

Crude oil	1 177	1 203

Refined products	1 033	1 268

Materials, supplies and merchandise	702	664

Energy trading commodity inventories	247	333

	3 159	3 468

During 2018, product inventories of $14.8 billion (2017 – $11.6 billion) were recorded as an expense. There was no write-down of crude oil (2017 – nil) and no write-down of materials, supplies and merchandise in 2018 (2017 – nil million). Energy trading commodity inventories are measured at fair value less costs of disposal based on Level 1 and Level 2 fair value inputs.